SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 1999

                                 Arch Coal, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   1-13105           43-0921172
         ------------------        ----------------     ------------
    (State or other jurisdiction   (Commission File   (I.R.S. Employer
       of incorporation                 Number)      Identification No.)


               CityPlace One, Suite 300, St. Louis, Missouri 63141
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700




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Item 5.   Other Events.

     On June 22, 1999, Ashland Inc. ("Ashland"), which owns approximately 58% of the shares outstanding of Arch Coal, Inc. (the "Company"), announced that it was exploring strategic alternatives for its investment in the Company. A copy of the Company's press release dated June 22, 1999, commenting on Ashland's announcement is attached hereto and incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:

         Exhibit No.                Description
         -----------                -----------

         99                         Press Release dated as of June 22, 1999




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 25, 1999                   ARCH COAL, INC.

                                        By:  /s/ Jeffry N. Quinn
                                        -------------------------
                                        Jeffry N. Quinn
                                        Senior Vice President -
                                        Law & Human Resources,
                                        Secretary and General Counsel




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                                  EXHIBIT INDEX
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Exhibit No.                       Description
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99                                Press Release dated as of June 22, 1999




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